UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2010

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary

To Our Shareholders—November 23, 2010

This report provides management’s discussion of Portfolio performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the annual reporting period ended September 30, 2010.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager, “the Manager”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 5 shows performance for the Portfolio compared with its benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2010.

The Portfolio outperformed both its benchmark and Lipper average for the six- and 12-month periods, driven primarily by sector allocation. For the 12-month period, overweight positions in commercial mortgage-backed securities (CMBS) and investment-grade corporates as well as exposure to high-yield corporates and bank loans, contributed positively to relative performance. An underweight to governments and agency mortgages was also positive. Overall security selection was positive particularly in the Portfolio’s investment grade and asset-backed holdings. Yield curve positioning, specifically an overweight in the five- to ten-year area of the yield curve, also contributed positively.

For the six-month period ended September 30, 2010, yield curve positioning was the primary positive contributor followed by sector allocation. Within sector positioning, an overweight to CMBS was partially offset by an overweight to investment grade credit. Heightened investor risk aversion in the second quarter of 2010 dampened corporate returns early in the six-month period more than offsetting positive corporate returns in the third quarter of the year. Security selection in the semi-annual period was relatively flat as positive investment grade corporate selection was offset by negative security selection within the Portfolio’s CMBS holdings. The Portfolio’s US Treasury futures holdings had a positive impact on performance for both periods.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy, however, rose in the second quarter of 2010 dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed-income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the annual period under review, CMBS returned 23.23%, followed by high-yield corporates at 18.44% and investment grade corporates at 12.27%. All three sectors saw significant spread

2010 Annual Report	1

Portfolio Manager Commentary (continued)

compression. Asset-backed securities led by the home equity sector returned 8.88%. The agency mortgage-backed sector followed returning 5.71% for the annual period. Treasury securities returned 7.32% as yields significantly declined across the maturity spectrum. All returns are according to the Barclays Capital Indices.

With government bond yields still very low by historical standards, the Fund continued to hold allocations to investment grade corporate bonds, ABS and CMBS and maintain exposure to high-yield corporates. From a fundamental perspective, the Portfolio’s management team, the US Investment Grade: Core Fixed Income Team (the “Team”), continues to see a positive outlook for corporates and consequently still sees credit as offering good value. Earnings continued to be strong with revenue above expectations. While the Team remains confident that the global economic recovery, powered by strong growth in emerging market economies should remain on track, a host of uncertainties are likely to keep financial-market volatility high.

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at alliancebernstein.com or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual portfolio. The Barclays Capital US Aggregate Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged backed securities. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Analytical Services category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Intermediate Investment Grade Debt Portfolio Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond portfolios have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The Portfolio invests principally in bonds and other fixed-income securities. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. The Portfolio can invest up to 25% of its assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

(Historical Performance continued on next page)

2010 Annual Report	3

Historical Performance (continued from previous page)

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

An Important Note About the Value of Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Mutual Fund Performance at a Glance”.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Manager waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Manager for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher and its performance would have been lower than that shown.

4	Sanford C. Bernstein Fund II, Inc.

Historical Performance

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2010	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	6.85%	11.76%	6.39%	—	6.00%	May 17, 2002
Barclays Capital Aggregate Bond Index	6.05%	8.16%	6.20%	6.41%	—
Lipper Intermediate Investment Grade Debt Funds Average	6.18%	9.90%	4.88%	5.32%	—

Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper average from the first month-end after the Portfolio’s inception date, May 31, 2002, through September 30, 2010.

Portfolio Summary—September 30, 2010 (Unaudited)

Intermediate Duration Institutional
Security Type Breakdown*

*	All Data are as of September 30, 2010. The Portfolio's security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

The Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2010 Annual Report	5

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6	Sanford C. Bernstein Fund II, Inc.

Fund Expenses—September 30, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2010	ENDING ACCOUNT VALUE SEPTEMBER 30, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,068.34	$2.33	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

2010 Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2010

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–32.0%
Industrial–15.7%
Basic–2.7%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	1,030	$1,109,952
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,585	2,137,328
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		1,660	1,756,087
ArcelorMittal 6.125%, 6/01/18		2,840	3,071,505
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,110	1,230,185
BHP Billiton Finance USA Ltd.
5.40%, 3/29/17		200	228,176
7.25%, 3/01/16		2,215	2,670,951
Dow Chemical Co. (The)
7.375%, 11/01/29		180	207,655
7.60%, 5/15/14		1,422	1,660,957
8.55%, 5/15/19		1,574	1,987,474
Eastman Chemical Co. 5.50%, 11/15/19		568	629,748
International Paper Co.
7.50%, 8/15/21		1,082	1,294,411
7.95%, 6/15/18		1,530	1,855,506
Packaging Corp. of America 5.75%, 8/01/13		910	984,018
PPG Industries, Inc. 5.75%, 3/15/13		2,145	2,349,204
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		2,730	3,292,143
Union Carbide Corp. 7.75%, 10/01/96		745	683,538
Vale Inco Ltd. 7.75%, 5/15/12		2,880	3,133,598

			30,282,436

Capital Goods–0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		251	273,883
Lafarge SA 6.15%, 7/15/11		1,556	1,603,138
Owens Corning 6.50%, 12/01/16		1,812	1,960,356
Republic Services, Inc.
5.25%, 11/15/21		983	1,086,086
5.50%, 9/15/19		1,413	1,591,735
United Technologies Corp. 8.75%, 3/01/21		175	255,341
Vulcan Materials Co. 6.30%, 6/15/13		200	217,270

			6,987,809

		Principal Amount (000)	U.S. $ Value

Communications—Media–2.0%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	1,335	$1,517,627
CBS Corp.
5.625%, 8/15/12		373	395,894
5.75%, 4/15/20		265	294,338
6.625%, 5/15/11		48	49,646
8.875%, 5/15/19		1,255	1,635,961
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,220	1,720,628
Comcast Corp. 5.50%, 3/15/11		150	153,227
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
4.75%, 10/01/14		1,030	1,124,954
6.375%, 6/15/15		735	760,725
News America Holdings, Inc. 9.25%, 2/01/13		1,410	1,646,467
News America, Inc. 6.55%, 3/15/33		825	920,819
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,065	1,401,159
RR Donnelley & Sons Co.
4.95%, 4/01/14		615	638,074
5.50%, 5/15/15		110	115,556
11.25%, 2/01/19		1,395	1,756,846
TCI Communications, Inc. 7.875%, 2/15/26		120	148,673
Time Warner Cable, Inc. 7.50%, 4/01/14		1,200	1,414,368
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,620	3,455,751
WPP Finance UK
5.875%, 6/15/14		855	947,356
8.00%, 9/15/14		2,350	2,802,610

			22,900,679

Communications—Telecommunications–2.0%
America Movil SAB de CV 5.00%, 3/30/20		2,379	2,565,840
American Tower Corp. 5.05%, 9/01/20		2,335	2,391,498
AT&T Corp. 8.00%, 11/15/31		370	494,949
BellSouth Telecommunications, Inc. 7.00%, 10/01/25		150	174,649
British Telecommunications PLC
5.15%, 1/15/13		2,275	2,431,199
9.375%, 12/15/10		280	284,422
Embarq Corp. 7.082%, 6/01/16		2,960	3,289,759
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		5	7,225
Pacific Bell Telephone Co. 6.625%, 10/15/34		150	159,859

8	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

Qwest Corp.
7.50%, 10/01/14	U.S.$	1,160	$1,310,800
7.875%, 9/01/11		1,460	1,545,775
8.875%, 3/15/12		105	115,238
Telecom Italia Capital SA
6.175%, 6/18/14		2,260	2,492,305
6.375%, 11/15/33		315	310,740
7.175%, 6/18/19		995	1,167,826
United States Cellular Corp. 6.70%, 12/15/33		3,090	3,243,919
Verizon Communications, Inc. 5.55%, 2/15/16		150	173,574

			22,159,577

Consumer Cyclical—Automotive–0.8%
Daimler Finance North America LLC
5.75%, 9/08/11		755	788,337
7.30%, 1/15/12		786	845,309
7.75%, 1/18/11		292	297,738
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,973	2,104,433
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		2,094	2,226,661
Volvo Treasury AB 5.95%, 4/01/15(a)		2,092	2,282,590

			8,545,068

Consumer Cyclical—Entertainment–0.6%
Time Warner, Inc.
4.70%, 1/15/21		1,180	1,250,311
7.625%, 4/15/31		125	154,980
Turner Broadcasting System, Inc. 8.375%, 7/01/13		2,314	2,689,104
Viacom, Inc. 5.625%, 9/15/19		2,370	2,701,696

			6,796,091

Consumer Cyclical—Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13		2,601	2,777,392
MDC Holdings, Inc. 5.50%, 5/15/13		150	155,154
Toll Brothers Finance Corp.
5.15%, 5/15/15		325	328,434
6.875%, 11/15/12		70	74,841

			3,335,821

Consumer Cyclical—Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,165	1,413,736
Kohl’s Corp. 6.25%, 12/15/17		100	119,519

			1,533,255

Consumer Non-Cyclical–2.6%
Ahold Finance USA LLC 6.875%, 5/01/29		2,480	2,941,158

		Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 9.70%, 11/10/18	U.S.$	1,485	$2,010,099
Baxter FinCo BV 4.75%, 10/15/10		2,428	2,429,802
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		1,186	1,255,578
5.875%, 5/15/13		1,865	2,018,581
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		2,525	2,761,951
ConAgra Foods, Inc. 6.75%, 9/15/11		10	10,539
Delhaize Group SA 5.875%, 2/01/14		625	705,417
Fortune Brands, Inc.
3.00%, 6/01/12		1,450	1,476,715
4.875%, 12/01/13		1,387	1,491,639
5.125%, 1/15/11		65	65,747
Johnson & Johnson 6.95%, 9/01/29		150	199,207
Kraft Foods, Inc.
5.25%, 10/01/13		940	1,039,705
6.25%, 6/01/12		5,730	6,226,207
PepsiCo, Inc. 5.00%, 6/01/18		200	230,344
Reynolds American, Inc.
7.25%, 6/01/13		2,420	2,718,492
7.625%, 6/01/16		405	475,091
Safeway, Inc. 6.50%, 3/01/11		395	403,520
Whirlpool Corp. 8.60%, 5/01/14		285	339,344

			28,799,136

Energy–2.2%
Anadarko Petroleum Corp.
5.95%, 9/15/16		2,493	2,722,179
6.45%, 9/15/36		784	784,943
Apache Corp. 5.625%, 1/15/17		200	231,247
Baker Hughes, Inc. 6.50%, 11/15/13		1,225	1,418,966
BP Capital Markets PLC
4.50%, 10/01/20		1,949	1,993,077
4.75%, 3/10/19		403	421,407
Canadian Natural Resources Ltd. 5.15%, 2/01/13		875	946,599
ConocoPhillips Holding Co. 6.95%, 4/15/29		5	6,425
Hess Corp.
7.875%, 10/01/29		911	1,179,302
8.125%, 2/15/19		190	249,816
Marathon Oil Corp. 7.50%, 2/15/19		793	1,015,432
Nabors Industries, Inc. 9.25%, 1/15/19		2,525	3,230,975

2010 Annual Report	9

Schedule of Investments (continued)

		Principal Amount (000)	U.S. $ Value

Noble Energy, Inc. 8.25%, 3/01/19	U.S.$	2,433	$3,164,837
Noble Holding International Ltd. 4.90%, 8/01/20		207	222,573
Valero Energy Corp.
6.125%, 2/01/20		1,164	1,268,649
6.875%, 4/15/12		1,560	1,675,493
Weatherford International Ltd.
5.15%, 3/15/13		1,080	1,156,370
6.00%, 3/15/18		425	468,778
9.625%, 3/01/19		1,165	1,519,765
Williams Cos., Inc. (The) 7.875%, 9/01/21		871	1,057,572

			24,734,405

Other Industrial–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		2,687	2,893,899

Technology–0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		417	442,472
Computer Sciences Corp. 5.50%, 3/15/13		1,560	1,696,480
Motorola, Inc.
6.50%, 9/01/25		1,410	1,534,489
7.50%, 5/15/25		260	308,339
7.625%, 11/15/10		133	134,063
Tyco Electronics Group SA 6.00%, 10/01/12		100	108,141
Xerox Corp.
7.625%, 6/15/13		545	551,927
8.25%, 5/15/14		2,025	2,427,914

			7,203,825

Transportation—Airlines–0.2%
Southwest Airlines Co.
5.25%, 10/01/14		1,335	1,443,997
5.75%, 12/15/16		890	971,292

			2,415,289

Transportation—Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		445	533,604

Transportation—Services–0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,795	2,803,676
Aviation Capital Group 7.125%, 10/15/20(a)		1,035	1,034,969
Con-way, Inc. 6.70%, 5/01/34		1,973	1,885,332
Ryder System, Inc.
5.85%, 11/01/16		745	837,355
7.20%, 9/01/15		727	855,856

			7,417,188

			176,538,082

		Principal Amount (000)	U.S. $ Value

Financial Institutions–12.5%
Banking–6.4%
American Express Co.
7.25%, 5/20/14	U.S.$	1,135	$1,330,840
8.125%, 5/20/19		2,515	3,247,884
Bank of America Corp.
4.875%, 1/15/13		3,260	3,461,357
5.375%, 9/11/12		160	170,535
5.625%, 7/01/20		1,520	1,606,182
7.625%, 6/01/19		1,560	1,849,929
Series L
5.65%, 5/01/18		10	10,595
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11		280	291,154
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,350	1,390,500
Bear Stearns Cos. LLC (The)
5.30%, 10/30/15		55	61,358
5.55%, 1/22/17		2,670	2,911,811
5.70%, 11/15/14		3,120	3,517,922
Citigroup, Inc.
4.75%, 5/19/15		3,855	4,055,818
5.30%, 1/07/16		20	21,313
5.50%, 4/11/13		1,285	1,378,603
6.50%, 8/19/13		105	116,011
8.50%, 5/22/19		2,895	3,579,207
Compass Bank 5.50%, 4/01/20		3,394	3,366,716
Countrywide Financial Corp.
5.80%, 6/07/12		500	531,147
6.25%, 5/15/16		1,140	1,226,964
Goldman Sachs Group, Inc. (The)
4.75%, 7/15/13		125	134,206
5.125%, 1/15/15		60	64,954
6.00%, 6/15/20		2,535	2,788,214
7.50%, 2/15/19		2,030	2,415,203
JP Morgan Chase Capital XVIII Series R 6.95%, 8/17/36		200	205,135
JPMorgan Chase & Co.
0.616%, 11/01/12(b)		100	99,295
4.40%, 7/22/20		1,460	1,495,196
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		2,420	2,306,086
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,905	2,946,527
Manufacturers & Traders Trust Co. 8.00%, 10/01/10		300	300,000
Merrill Lynch & Co., Inc.
6.05%, 5/16/16		879	935,600
6.11%, 1/29/37		125	122,215
Morgan Stanley
5.30%, 3/01/13		160	172,309
5.50%, 7/24/20		1,795	1,849,241
6.625%, 4/01/18		2,115	2,344,805

10	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	705	$680,419
National City Bank/Cleveland OH 6.25%, 3/15/11		2,680	2,740,844
Nationwide Building Society 6.25%, 2/25/20(a)		2,855	3,142,784
PNC Funding Corp. 5.125%, 2/08/20		220	238,167
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		85	85,191
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		2,800	2,788,352
SouthTrust Corp. 5.80%, 6/15/14		15	16,450
UFJ Finance Aruba AEC 6.75%, 7/15/13		520	586,084
Union Bank NA 5.95%, 5/11/16		3,040	3,342,304
Wachovia Bank NA 5.60%, 3/15/16		150	166,879
Wachovia Capital Trust III 5.80%, 3/15/11		65	57,037
Wachovia Corp.
5.35%, 3/15/11		50	50,916
5.50%, 5/01/13		2,760	3,033,778
Wells Fargo & Co. 5.625%, 12/11/17		2,675	3,046,790

			72,280,827

Brokerage–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		1,098	1,151,686

Finance–1.2%
General Electric Capital Corp.
4.80%, 5/01/13		5,675	6,125,459
5.375%, 10/20/16		200	224,329
5.625%, 5/01/18		115	127,647
Series A
4.375%, 11/21/11		19	19,789
5.00%, 6/27/18		125	125,602
5.00%, 6/30/18(c)		100	100,502
5.50%, 12/18/18(c)		200	200,554
6.90%, 9/15/15		200	236,903
Series G
5.72%, 8/22/11		250	253,489
HSBC Finance Corp.
5.50%, 1/19/16		100	109,824
7.00%, 5/15/12		1,490	1,611,225
SLM Corp. Series A 5.375%, 1/15/13–5/15/14		4,030	3,946,015

			13,081,338

Insurance–4.1%
Aegon NV 4.75%, 6/01/13		426	452,407
Aetna, Inc. 6.00%, 6/15/16		840	985,548

		Principal Amount (000)	U.S. $ Value

Aflac, Inc. 3.45%, 8/15/15	U.S.$	465	$482,526
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		805	910,052
Allstate Corp. (The)
5.00%, 8/15/14		150	167,162
6.125%, 5/15/37		2,625	2,441,250
Allstate Life Global Funding Trusts 5.375%, 4/30/13		5	5,526
Assurant, Inc. 5.625%, 2/15/14		755	805,828
CIGNA Corp. 5.125%, 6/15/20		928	1,002,638
Coventry Health Care, Inc.
5.95%, 3/15/17		575	575,213
6.125%, 1/15/15		220	230,527
6.30%, 8/15/14		1,765	1,889,784
Genworth Financial, Inc. 6.515%, 5/22/18		2,700	2,753,201
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,255	1,488,800
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		545	557,610
5.50%, 3/30/20		2,562	2,605,598
6.10%, 10/01/41		120	112,123
Humana, Inc.
6.30%, 8/01/18		1,205	1,317,128
6.45%, 6/01/16		265	294,188
7.20%, 6/15/18		615	711,962
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		965	1,014,424
Lincoln National Corp. 8.75%, 7/01/19		718	923,607
Markel Corp. 7.125%, 9/30/19		1,336	1,511,883
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,385	1,892,687
Metlife Capital Trust IV 7.875%, 12/15/37(a)		1,065	1,118,250
MetLife, Inc.
4.75%, 2/08/21		530	562,279
5.00%, 11/24/13–6/15/15		880	965,451
5.375%, 12/15/12		10	10,752
7.717%, 2/15/19		482	613,441
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,295	2,710,092
Principal Financial Group, Inc. 7.875%, 5/15/14		2,010	2,381,345
Prudential Financial, Inc.
5.15%, 1/15/13		1,795	1,915,784
6.20%, 1/15/15		295	332,269
8.875%, 6/15/38		1,020	1,137,300

2010 Annual Report	11

Schedule of Investments (continued)

		Principal Amount (000)	U.S. $ Value

Series D
7.375%, 6/15/19	U.S.$	220	$267,993
UnitedHealth Group, Inc. 6.00%, 2/15/18		3,365	3,928,092
WellPoint, Inc.
4.35%, 8/15/20		2,300	2,383,950
5.00%, 12/15/14		150	166,672
5.875%, 6/15/17		230	265,074
7.00%, 2/15/19		540	657,563
XL Capital Ltd.
5.25%, 9/15/14		1,690	1,800,891
6.25%, 5/15/27		135	135,822

			46,484,692

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		2,648	2,724,834

REITS–0.5%
ERP Operating LP 5.25%, 9/15/14		140	154,819
HCP, Inc. 5.95%, 9/15/11		145	150,720
Healthcare Realty Trust, Inc.
5.125%, 4/01/14		1,629	1,724,451
8.125%, 5/01/11		15	15,574
Nationwide Health Properties, Inc. 6.50%, 7/15/11		85	88,276
Simon Property Group LP 4.375%, 3/01/21		3,045	3,086,784

			5,220,624

			140,944,001

Utility–2.6%
Electric–1.4%
Alabama Power Co. 5.55%, 2/01/17		150	173,583
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		2,495	2,580,656
Ameren Corp. 8.875%, 5/15/14		1,445	1,673,940
Enersis SA 7.375%, 1/15/14		70	79,191
FirstEnergy Corp.
Series B
6.45%, 11/15/11		246	257,785
Series C
7.375%, 11/15/31		1,723	1,872,119
Nisource Finance Corp.
6.80%, 1/15/19		2,840	3,368,663
7.875%, 11/15/10		770	775,325
Pacific Gas & Electric Co. 6.05%, 3/01/34		5	5,668
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,180	1,302,963

		Principal Amount (000)	U.S. $ Value

Teco Finance, Inc.
4.00%, 3/15/16	U.S.$	595	$619,902
5.15%, 3/15/20		730	798,660
Union Electric Co. 6.70%, 2/01/19		260	316,102
Wisconsin Energy Corp. 6.25%, 5/15/67		1,279	1,221,445

			15,046,002

Natural Gas–1.0%
DCP Midstream LLC
5.35%, 3/15/20(a)		609	658,828
6.875%, 2/01/11		239	243,557
Energy Transfer Partners LP
6.125%, 2/15/17		135	149,764
6.625%, 10/15/36		130	140,451
6.70%, 7/01/18		1,645	1,915,902
7.50%, 7/01/38		1,820	2,147,553
EQT Corp. 8.125%, 6/01/19		1,353	1,677,452
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,725	2,547,875
Williams Partners LP 5.25%, 3/15/20		1,971	2,142,625

			11,624,007

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18		1,810	2,092,043

			28,762,052

Non Corporate Sectors–1.2%
Agencies—Not Government Guaranteed–1.2%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)		4,975	5,298,375
Petrobras International Finance Co. 5.75%, 1/20/20		4,080	4,516,744
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		2,705	3,327,150

			13,142,269

Total Corporates—Investment Grades (cost $327,462,119)			359,386,404

GOVERNMENTS—TREASURIES–19.8%
United States–19.8%
U.S. Treasury Bonds 4.50%, 2/15/36		26,801	30,816,969
4.625%, 2/15/40		14,030	16,393,185
U.S. Treasury Notes 0.75%, 5/31/12		8,265	8,314,425
1.75%, 7/31/15		13,930	14,265,156
2.125%, 5/31/15		42,495	44,304,437
2.25%, 1/31/15		24,753	25,975,494

12	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

2.50%, 3/31/15	U.S.$	37,000	$39,234,430
3.375%, 11/15/19		13,505	14,548,477
3.625%, 2/15/20		26,300	28,845,761

Total Governments—Treasuries (cost $211,395,951)			222,698,334

MORTGAGE PASS-THRU’S–16.9%
Agency Fixed Rate 30-Year–16.0%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–12/01/35		6,433	6,738,201
5.50%, 1/01/35		53	56,317
Series 2007
4.50%, 1/01/37		27	28,507
5.50%, 7/01/35		2,681	2,879,073
Series 2008
6.50%, 5/01/35		91	100,826
Federal National Mortgage Association 5.50%, 5/01/38–6/01/38		21,680	23,102,221
6.00%, 7/01/37–2/01/39		33,966	36,544,336
Series 2003
5.00%, 11/01/33		5,705	6,057,105
5.50%, 4/01/33–7/01/33		10,094	10,845,400
Series 2004
5.50%, 4/01/34–11/01/34		8,391	9,004,374
6.00%, 9/01/34		750	818,750
Series 2005
4.50%, 5/01/35–9/01/35		12,311	12,929,941
5.50%, 2/01/35		8,808	9,459,892
6.00%, 4/01/35		4,250	4,639,142
Series 2006
5.00%, 2/01/36		15,962	16,873,774
5.50%, 4/01/36		2,306	2,466,280
6.00%, 11/01/36		28	30,169
6.50%, 1/01/36		61	67,666
Series 2007
4.50%, 9/01/35–3/01/36		8,285	8,723,427
5.00%, 11/01/35–7/01/36		157	166,825
5.50%, 5/01/36–8/01/37		789	847,048
Series 2008
5.50%, 12/01/35–3/01/37		11,640	12,448,074
6.00%, 3/01/37		13,579	14,751,704
6.50%, 12/01/28		18	20,248

			179,599,300

Agency ARMs–0.9%
Federal Home Loan Mortgage Corp. Series 2005 2.745%, 5/01/35(b)		1,563	1,645,166
Series 2006
5.57%, 12/01/36(b)		58	60,901
Series 2008
5.42%, 11/01/37(d)		1,155	1,224,337

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 4.772%, 12/01/33(d)	U.S.$	1,302	$1,364,792
Series 2006
5.386%, 2/01/36(d)		1,383	1,455,880
6.104%, 3/01/36(d)		1,119	1,155,048
Series 2007
4.662%, 3/01/34(d)		1,223	1,279,994
5.777%, 3/01/37(d)		12	12,389
5.941%, 2/01/37(b)		9	9,546
Series 2009
3.453%, 5/01/38(b)		1,574	1,649,809

			9,857,862

Total Mortgage Pass-Thru’s (cost $180,664,624)			189,457,162

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.0%
Non-Agency Fixed Rate CMBS–9.9%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.346%, 9/10/47		495	544,964
Series 2007-1, Class A4
5.451%, 1/15/49		25	26,213
Series 2007-5, Class A4
5.492%, 2/10/51		260	272,209
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.907%, 9/11/38		1,505	1,680,148
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.546%, 4/15/40		425	464,104
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,725	1,882,908
Series 2006-C8, Class A4
5.306%, 12/10/46		3,895	4,049,408
Series 2007-C9, Class A4
6.01%, 12/10/49		200	217,696
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		1,220	1,288,724
Series 2005-C1, Class A4
5.014%, 2/15/38		4,520	4,854,636
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38		5,505	6,029,341
Series 2006-C4, Class A3
5.467%, 9/15/39		220	231,528

2010 Annual Report	13

Schedule of Investments (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-C5, Class A3
5.311%, 12/15/39	U.S.$	3,205	$3,334,014
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		3,877	3,992,458
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49		40	41,861
Series 2007-GG9, Class A4
5.444%, 3/10/39		3,505	3,694,641
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		110	119,986
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4 5.038%, 3/15/46		19	20,345
Series 2006-CB14, Class A4
5.481%, 12/12/44		1,530	1,645,413
Series 2006-CB15, Class A4
5.814%, 6/12/43		5,260	5,726,628
Series 2006-CB16, Class A4
5.552%, 5/12/45		4,090	4,432,149
Series 2006-CB17, Class A4
5.429%, 12/12/43		6,085	6,480,531
Series 2007-C1, Class A4
5.716%, 2/15/51		40	41,952
Series 2007-LD11, Class A4
6.006%, 6/15/49		5,225	5,398,798
Series 2007-LDPX, Class A3
5.42%, 1/15/49		5,500	5,722,291
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4
4.166%, 5/15/32		190	200,691
Series 2004-C4, Class A4
5.437%, 6/15/29		80	86,645
Series 2005-C1, Class A4
4.742%, 2/15/30		435	464,749
Series 2006-C1, Class A4
5.156%, 2/15/31		220	239,292
Series 2006-C3, Class A4
5.661%, 3/15/39		940	1,017,575
Series 2006-C4, Class A4
6.08%, 6/15/38		315	347,069
Series 2006-C6, Class A4
5.372%, 9/15/39		4,870	5,298,729
Series 2006-C7, Class A3
5.347%, 11/15/38		3,915	4,189,046
Series 2007-C1, Class A4
5.424%, 2/15/40		25	26,337
Series 2008-C1, Class A2
6.324%, 4/15/41		3,290	3,646,550
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4
6.103%, 6/12/46		2,295	2,551,879

		Principal Amount (000)	U.S. $ Value

Series 2006-3, Class A4
5.414%, 7/12/46	U.S.$	25	$26,575
Series 2007-9, Class A4
5.70%, 9/12/49		270	282,826
Morgan Stanley Capital I
Series 2007-HQ13, Class A3
5.569%, 12/15/44		5,240	5,177,683
Series 2007-IQ13, Class A4
5.364%, 3/15/44		2,775	2,885,620
Series 2007-T27, Class A4
5.802%, 6/11/42		6,210	6,888,174
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3
5.765%, 7/15/45		5,315	5,811,950
Series 2007-C31, Class A4
5.509%, 4/15/47		5,585	5,547,579
Series 2007-C32, Class A3
5.933%, 6/15/49		4,330	4,329,726

			111,211,641

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.698%, 3/06/20(a)(b)		1,180	1,050,315

Total Commercial Mortgage-Backed Securities (cost $103,476,097)			112,261,956

CORPORATES—NON-INVESTMENT GRADES–4.6%
Industrial–2.8%
Basic–0.5%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		730	617,762
Lyondell Chemical Co. 11.00%, 5/01/18		134	147,872
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		1,035	1,148,850
Stora Enso Oyj 7.375%, 5/15/11		80	83,200
United States Steel Corp. 6.05%, 6/01/17		2,875	2,849,844
Westvaco Corp. 8.20%, 1/15/30		435	475,763
Weyerhaeuser Co. 7.375%, 3/15/32		115	117,117

			5,440,408

Capital Goods–0.7%
Case New Holland, Inc. 7.875%, 12/01/17(a)		843	915,709
Masco Corp.
4.80%, 6/15/15		65	63,921
6.125%, 10/03/16		3,230	3,283,683
Mohawk Industries, Inc. 6.875%, 1/15/16		2,945	3,066,481

14	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp.
5.125%, 11/01/10	U.S.$	55	$55,101
5.40%, 4/28/13		380	398,997

			7,783,892

Communications—Media–0.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.875%, 4/30/18(a)		369	382,837
8.125%, 4/30/20(a)		122	129,320
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,640	1,051,650
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		990	1,051,875
Univision Communications, Inc. 12.00%, 7/01/14(a)		209	228,594

			2,844,276

Communications—Telecommunications–0.2%
Cricket Communications, Inc. 7.75%, 5/15/16		455	482,869
Qwest Communications International, Inc. 7.50%, 2/15/14		425	433,500
Windstream Corp. 7.875%, 11/01/17		760	792,300

			1,708,669

Consumer Cyclical—Automotive–0.1%
Ford Motor Co. 7.45%, 7/16/31		1,180	1,230,150
Ford Motor Credit Co. LLC 7.00%, 10/01/13		45	48,279

			1,278,429

Consumer Cyclical—Other–0.0%
William Lyon Homes, Inc. 10.75%, 4/01/13		100	83,000
Wyndham Worldwide Corp. 6.00%, 12/01/16		125	130,403

			213,403

Consumer Cyclical—Retailers–0.2%
JC Penney Co., Inc. 5.65%, 6/01/20		2,225	2,266,719
Limited Brands, Inc. 6.90%, 7/15/17		409	433,540

			2,700,259

Consumer Non-Cyclical–0.5%
Bausch & Lomb, Inc. 9.875%, 11/01/15		915	973,331
HCA, Inc. 8.50%, 4/15/19		1,265	1,410,475
IASIS Healthcare LLC / IASIS Capital Corp. 8.75%, 6/15/14		55	56,238
Mylan, Inc.
7.625%, 7/15/17(a)		160	170,200

	Principal Amount (000)		U.S. $ Value

7.875%, 7/15/20(a)	U.S.$	950	$1,017,688
Stater Brothers Holdings 8.125%, 6/15/12		65	65,081
Tyson Foods, Inc.
7.35%, 4/01/16		15	16,594
8.25%, 10/01/11		75	79,594
Universal Health Services, Inc. 7.125%, 6/30/16		1,875	2,016,757

			5,805,958

Energy–0.1%
Tesoro Corp. 6.50%, 6/01/17		1,160	1,142,600

Services–0.0%
Service Corp. International/US 6.75%, 4/01/16		5	5,156

Technology–0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		1,076	1,119,040

Transportation—Airlines–0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		1,087	1,103,229

Transportation—Railroads–0.0%
Trinity Industries, Inc. 6.50%, 3/15/14		5	5,125

			31,150,444

Financial Institutions–1.3%
Banking–0.8%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	625	668,845
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)		300	270,946
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	3,655	3,362,600
RBS Capital Trust III 5.512%, 9/30/14		2,085	1,485,562
Regions Financial Corp. 6.375%, 5/15/12		1,340	1,373,363
Union Planters Corp. 7.75%, 3/01/11		1,978	2,010,040

			9,171,356

Brokerage–0.1%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(e)		1,108	245,145
7.875%, 11/01/09(e)		2,323	513,964
Series G
4.80%, 3/13/14(e)		698	154,432

			913,541

Finance–0.0%
International Lease Finance Corp. 5.125%, 11/01/10		100	100,000

2010 Annual Report	15

Schedule of Investments (continued)

		Principal Amount (000)	U.S. $ Value

5.65%, 6/01/14	U.S.$	333	$323,010

			423,010

Insurance–0.4%
ING Capital Funding TR III 8.439%, 12/31/10		1,570	1,507,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,240	1,171,800
XL Capital Ltd. Series E 6.50%, 4/15/17		1,445	1,192,125

			3,871,125

			14,379,032

Utility–0.5%
Electric–0.5%
AES Corp. (The) 7.75%, 3/01/14–10/15/15		1,020	1,091,400
CMS Energy Corp. 8.75%, 6/15/19		955	1,140,289
Dynegy Holdings, Inc. 8.375%, 5/01/16		1,175	916,500
Edison Mission Energy 7.00%, 5/15/17		865	624,963
NRG Energy, Inc.
7.25%, 2/01/14		1,085	1,113,481
7.375%, 2/01/16		635	653,256
RRI Energy, Inc. 7.625%, 6/15/14		575	569,250

			6,109,139

Total Corporates—Non-Investment Grades (cost $51,177,428)			51,638,615

AGENCIES–2.2%
Agency Debentures–2.2%
Citigroup Funding, Inc.–FDIC Insured 0.355%, 5/05/11(b)		840	840,370
Federal Farm Credit Bank
0.267%, 11/13/12(b)		2,400	2,397,742
0.287%, 9/20/12(b)		2,900	2,898,991
Federal National Mortgage Association
0.287%, 9/17/12(b)		3,725	3,723,756
4.375%, 10/15/15		2,055	2,330,715
6.25%, 5/15/29		8,866	11,590,052
6.625%, 11/15/30		1,050	1,444,537

Total Agencies (cost $23,854,550)			25,226,163

CMOs–2.0%
Agency Floating Rate–1.3%
Fannie Mae REMICs
Series 2005-72, Class AF
0.556%, 8/25/35(b)		2,913	2,909,044

		Principal Amount (000)	U.S. $ Value

Series 2005-99, Class AF
0.606%, 12/25/35(b)	U.S.$	2,854	$2,852,705
Series 2006-42, Class JF
0.766%, 6/25/36(b)		2,395	2,401,694
Freddie Mac REMICs
Series 2920, Class F
0.557%, 1/15/35(b)		2,930	2,919,481
Series 3001, Class HN
0.557%, 5/15/35(b)		3,073	3,068,264

			14,151,188

Non-Agency Fixed Rate–0.5%
Bear Stearns Alt-A Trust
Series 2006-3, Class 22A1
5.354%, 5/25/36		128	59,754
Series 2007-1, Class 21A1
5.379%, 1/25/47		185	106,133
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35		1,986	1,784,391
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.341%, 6/25/46		4,038	1,716,608
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.617%, 5/25/36		1,412	750,962
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 5.979%, 7/25/36		481	262,723
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A8, Class A1C1
5.25%, 8/25/36		288	281,441
Series 2005-A9, Class 2A1A
4.341%, 12/25/35		4	3,784
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 5.247%, 8/25/35		67	65,822

			5,031,618

Non-Agency Floating Rate–0.2%
Banc of America Funding Corp. Series 2007-B, Class A1 0.467%, 4/20/47(b)		89	53,236
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
1.37%, 12/25/35(b)		792	466,799
Series 2006-OA14, Class 3A1
1.236%, 11/25/46(b)		2,540	1,134,986
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.576%, 10/25/28(b)		8	7,712
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.457%, 7/20/36(b)		40	32,503
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.587%, 10/19/34(b)		847	738,248

16	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class B1
0.856%, 10/25/45(b)	U.S.$	56	$3,618
Series 2005-AR13, Class B2
0.886%, 10/25/45(b)(f)		56	2,065
Series 2007-OA1, Class A1A
1.086%, 2/25/47(b)		77	45,987
Series 2007-OA3, Class B1
0.706%, 4/25/47(b)(f)		25	29

			2,485,183

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.587%, 5/28/35		323	236,268

Non-Agency ARMs–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(b)		136	94,338

Total CMOs (cost $27,212,445)			21,998,595

GOVERNMENTS—SOVEREIGN BONDS–1.5%
Brazil–0.4%
Republic of Brazil 8.25%, 1/20/34		3,045	4,400,025

Croatia–0.3%
Republic of Croatia 6.75%, 11/05/19(a)		2,700	2,949,750

Peru–0.4%
Republic of Peru 8.75%, 11/21/33		3,187	4,732,695

Poland–0.2%
Poland Government International Bond
3.875%, 7/16/15		2,381	2,473,264
6.375%, 7/15/19		400	473,250

			2,946,514

Russia–0.2%
Russian Federation 7.50%, 3/31/30(a)		1,685	2,009,702

Total Governments—Sovereign Bonds (cost $14,449,012)			17,038,686

ASSET-BACKED SECURITIES–1.5%
Home Equity Loans—Floating Rate–0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.526%, 5/25/37(b)(f)		65	2,952
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.996%, 2/25/33(b)		3	2,433

		Principal Amount (000)	U.S. $ Value

HFC Home Equity Loan Asset Based Certificates Series 2007-2, Class M2 0.627%, 7/20/36(b)	U.S.$	225	$94,164
Home Equity Asset Trust Series 2007-3, Class M1 0.606%, 8/25/37(b)(f)		4,590	39,662
HSBC Home Equity Loan Trust
Series 2005-3, Class A1
0.517%, 1/20/35(b)		678	586,848
Series 2006-1, Class M1
0.537%, 1/20/36(b)		58	46,384
Series 2007-1, Class M1
0.637%, 3/20/36(b)		135	73,413
Series 2007-2, Class M1
0.567%, 7/20/36(b)		40	18,861
HSI Asset Securitization Corp. Trust Series 2007-WF1, Class 2A2 0.386%, 5/25/37(b)		7,980	6,867,678
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.366%, 11/25/36(b)		243	188,664
Mastr Asset Backed Securities Trust Series 2006-NC2, Class A3 0.366%, 8/25/36(b)		331	191,967
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.386%, 4/25/37(b)		2,456	1,842,453
Novastar Home Equity Loan Series 2007-2, Class M1 0.556%, 9/25/37(b)(f)		25	710
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.486%, 2/25/37(b)(f)		1,200	36,000
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.386%, 7/25/37(b)		110	70,495
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.556%, 4/25/34(b)		62	49,261

			10,111,945

Credit Cards—Floating Rate–0.4%
Discover Card Master Trust Series 2009-A1, Class A1 1.557%, 12/15/14(b)		1,310	1,330,830
Series 2009-A2, Class A 1.557%, 2/17/15(b)		1,165	1,184,677
Series 2010-A1, Class A1 0.907%, 9/15/15(b)		1,328	1,335,339
MBNA Credit Card Master Note Trust Series 2005-A9, Class A9 0.297%, 4/15/13(b)		240	239,957
Series 2006-A2, Class A2 0.317%, 6/15/15(b)		1,080	1,073,498

			5,164,301

2010 Annual Report	17

Schedule of Investments (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans—Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.389%, 12/25/32	U.S.$	445	$402,138
Bayview Financial Acquisition Trust Series 2005-D, Class AF2 5.402%, 12/28/35		38	38,254
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		417	357,927
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		142	127,319
Series 2005-CB4, Class AF2 4.751%, 8/25/35		45	44,727

			970,365

Other ABS—Fixed Rate–0.1%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(a)		700	694,750

Other ABS—Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47(b)(g)		1,410	7,050

Total Asset-Backed Securities (cost $26,139,558)			16,948,411

BANK LOANS–1.4%
Industrial–1.2%
Basic–0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(b)		289	275,364
Ineos US Finance LLC
7.50%, 12/16/13(b)		87	86,402
8.00%, 12/16/14(b)		99	99,268
John Maneely Co. 3.77%–3.78%, 12/09/13(b)		338	328,192
Univar Inc. 3.26%, 10/10/14(b)		211	208,345

			997,571

Capital Goods–0.1%
Hawker Beechcraft Acquisition Company LLC
2.26%–2.29%, 3/26/14(b)		140	113,266
2.29%, 3/26/14(b)		8	6,772
Manitowoc Co. Inc., (The) 8.00%, 11/06/14(b)		236	236,454
Sequa Corp. 3.54%–3.55%, 12/03/14(b)		278	260,337
Tegrant Corp. (SCA Packaging) 5.79%, 3/08/15(b)		300	228,000

			844,829

		Principal Amount (000)	U.S. $ Value

Communications—Media–0.1%
Clear Channel Communications, Inc. 3.91%, 1/29/16(b)	U.S.$	212	$166,339
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		327	254,701
Univision Communications Inc. 2.51%, 9/29/14(b)		617	541,993

			963,033

Communications—Telecommunications–0.0%
Sorenson Communications, Inc. 6.00%, 8/16/13(b)		349	319,137

Consumer Cyclical—Automotive–0.0%
Ford Motor Company 3.01%–3.05%, 12/15/13(b)		426	417,253

Consumer Cyclical—Entertainment–0.0%
Las Vegas Sands, LLC 3.03%, 11/23/16(b)		338	307,326

Consumer Cyclical—Other–0.1%
Harrah’s Operating Company, Inc. 3.29%–3.50%, 1/28/15(b)		413	354,276
On Assignment, Inc. 6.75%, 1/31/13(b)		403	394,936
VML US Finance LLC (aka Venetian Macau) 4.78%, 5/27/13(b)		207	203,865

			953,077

Consumer Cyclical—Retailers–0.1%
Michaels Stores, Inc. 4.81%–5.00%, 7/31/16(b)		135	132,391
Neiman Marcus Group Inc., (The) 2.29%, 4/06/13(b)		466	450,755

			583,146

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.55%, 2/28/14(b)		815	706,628

Energy–0.1%
Ashmore Energy International 3.29%, 3/30/12–3/30/14(b)		447	416,873
CITGO Petroleum 9.00%, 6/24/17(b)		125	126,908
Dalbo, Inc. 7.00%, 8/27/12(b)		329	279,424

			823,205

Other Industrial–0.0%
Education Management LLC 2.06%, 6/03/13(b)		464	427,825

Services–0.3%
Aveta, Inc. 8.00%, 4/14/15(b)		240	233,647
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.79%, 5/08/14(b)		444	392,164
Koosharem LLC 10.25%, 6/30/14(b)		501	344,866

18	Sanford C. Bernstein Fund II, Inc.

		Principal Amount (000)	U.S. $ Value

Sabre Inc. 2.26%–2.48%, 9/30/14(b)	U.S.$	495	$457,981
Travelport LLC (F/K/A Travelport Inc.) 2.79%, 8/23/13(b)		67	64,298
2.96%, 8/23/13(b)		333	320,448
West Corporation 2.63%, 7/15/16(b)		953	936,919

			2,750,323

Technology–0.2%
Avaya, Inc. 3.06%, 10/24/14(b)		122	108,531
Dresser, Inc. 2.61%, 5/04/14(b)		481	462,214
First Data Corp. 3.01%, 9/24/14(b)		231	203,446
IPC Systems, Inc. 2.51%–2.54%, 6/02/14(b)		682	597,907
5.54%, 6/01/15(b)		750	622,500
Sitel, LLC (ClientLogic) 5.79%, 1/30/14(b)		413	374,475
SunGard Data Systems Inc (Solar Capital Corp.) 2.01%, 2/28/14(b)		17	16,058

			2,385,131

Transportation—Airlines–0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(b)		493	467,781

Transportation—Services–0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(b)		332	323,040

			13,269,305

Utility–0.1%
Electric–0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.81%, 5/01/14(b)		800	724,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(b)(f)(h)		308	156,299
12.00%, 6/09/14(b)(f)(h)		105	0
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%–4.07%, 10/10/14(b)		1,362	1,055,925

			1,936,224

Financial Institutions–0.1%
Finance–0.1%
CIT Group, Inc. 6.25%, 8/11/15(b)		298	300,354
Delos Aircraft Inc. 7.00%, 3/17/16(b)		114	115,822

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(b)	U.S.$	156	$158,077

			574,253

Total Bank Loans (cost $16,805,788)			15,779,782

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $11,401,180)		11,016	11,697,247

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Kazakhstan–0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)		1,561	1,721,003

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		2,935	3,229,765

Russia–0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)		4,579	5,151,375

Total Quasi-Sovereigns (cost $9,055,448)			10,102,143

GOVERNMENTS—SOVEREIGN AGENCIES–0.7%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		5	5,869

United Kingdom–0.7%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		8,302	8,363,559

Total Governments—Sovereign Agencies (cost $8,303,943)			8,369,428

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.3%
United States–0.3%
State of California 7.625%, 3/01/40 (cost $2,696,012)		2,640	2,903,683

2010 Annual Report	19

Schedule of Investments (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50%		42,000	$1,109,640

Non Corporate Sectors–0.0%
Agencies—Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		39,550	17,007
Federal National Mortgage Association 8.25%		59,175	25,741

			42,748

Total Preferred Stocks (cost $3,518,125)			1,152,388

		Principal Amount (000)

EMERGING MARKETS—CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $856,183)	U.S.$	859	1,039,390

	Principal Amount (000)		U.S. $ Value

SUPRANATIONALS–0.0%
European Investment Bank 5.125%, 5/30/17 (cost $16,210)	U.S.$	15	$17,836

		Shares
WARRANTS–0.0%
GBGH, LLC, expiring 6/09/19(f)(h)(i) (cost $0)		556	0

SHORT-TERM INVESTMENTS–4.6%
Investment Companies–4.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.18%(j) (cost $51,303,610)		51,303,610	51,303,610

Total Investments—99.6% (cost $1,069,788,283)			1,119,019,833

Other assets less liabilities—0.4%			4,885,266

Net Assets—100.0%			$1,123,905,099

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
BNP Paribas SA:
Euro settling 10/28/10	659	$834,717	$898,786		$(64,069)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $86,421,943 or 7.7% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(d)	Variable rate coupon, rate shown as of September 30, 2010.
(e)	Security is in default and is non-income producing.
(f)	Illiquid security.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2010, are considered illiquid and restricted.

Illiquid and Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47	5/25/07	$ 1,378,124	$7,050	0.00%

20	Sanford C. Bernstein Fund II, Inc.

(h)	Fair valued.
(i)	Non-income producing security.
(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2010, the fund’s total exposure to subprime investments was 1.66% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligations

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

HFC—Housing Finance Corporation

OJSC—Open Joint Stock Company

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See Notes to Financial Statements.

2010 Annual Report	21

Statement of Assets and Liabilities—September 30, 2010

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,018,484,673)	$1,067,716,223
Affiliated issuers (cost $51,303,610)	51,303,610
Cash in bank	47,695
Receivables:
Interest & dividends	9,938,232
Investment securities sold	7,304,673
Capital shares sold	1,003,000
Other asset	614,071	(a)

Total assets	1,137,927,504

LIABILITIES
Payables:
Dividends to shareholders	1,230,378
Investment securities purchased	12,071,116
Transfer Agent fee	10,501
Management fee	337,112
Capital shares redeemed	177,800
Accrued expenses	131,429
Unrealized depreciation of forward currency exchange contracts	64,069

Total liabilities	14,022,405

NET ASSETS	$1,123,905,099

SHARES OF CAPITAL STOCK OUTSTANDING	69,874,149

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.08

NET ASSETS CONSIST OF:
Capital stock, at par*	$69,874
Additional paid-in capital	1,067,560,056
Distributions in excess of net investment income	(124,505)
Accumulated net realized gain on investment and foreign currency transactions	6,821,628
Unrealized appreciation/(depreciation) of:
Investments	49,231,550
Foreign currency denominated assets and liabilities and other assets	346,496

	$1,123,905,099

(a) See Note 5.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2010

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$51,178,357
Dividends
Affiliated issuers	86,640
Unaffiliated issuers	47,848

Total income	51,312,845

Expenses:
Management fee (see Note 2A)	5,473,623
Custodian fee	231,955
Transfer Agent fee	19,714
Printing fees	16,008
Legal fees	30,967
Registration fees	51,677
Auditing fees	71,055
Directors’ fees and expenses	51,247
Miscellaneous	38,369

Total expenses	5,984,615
Less: expenses waived and reimbursed by the Adviser	(1,010,992)

Net expenses	4,973,623

Net investment income	46,339,222

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	14,692,993
Futures transactions	1,122,297
Swap transactions	1,797,176
Foreign currency transactions	427,246

Net realized gain on investment and foreign currency transactions	18,039,712

Net change in unrealized appreciation/depreciation of:
Investments	60,483,718
Futures transactions	(94,725)
Swap transactions	(1,592,466)
Foreign currency denominated assets and liabilities and other assets	956,092

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,752,619

Net realized and unrealized gain on investment and foreign currency transactions	77,792,331

Net increase in net assets resulting from operations	$124,131,553

See Notes to Financial Statements.

2010 Annual Report	23

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$46,339,222	$48,869,094
Net realized gain (loss) on investment and foreign currency transactions	18,039,712	(1,742,802)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities and other assets	59,752,619	85,601,446

Net increase in net assets resulting from operations	124,131,553	132,727,738

Dividends and distributions to shareholders:
Dividends from net investment income	(47,064,232)	(49,766,220)
Distributions from net realized gain on investment transactions	(6,325,284)	(5,438,694)

Total dividends and distributions to shareholders	(53,389,516)	(55,204,914)

Capital-share transactions:
Net proceeds from sales of shares	369,614,796	279,820,502
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	26,671,478	25,941,572

Total proceeds from shares sold	396,286,274	305,762,074
Cost of shares redeemed	(369,961,121)	(384,092,630)

Net increase (decrease) in net assets from capital-share transactions	26,325,153	(78,330,556)

Net increase (decrease) in net assets	97,067,190	(807,732)

NET ASSETS:
Beginning of period	1,026,837,909	1,027,645,641

End of period (a)	$1,123,905,099	$1,026,837,909

(a) Includes distributions in excess of net investment income in the amount of:	$(124,505)	$(1,616,900)

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$15.10		$13.93	$14.98		$15.06	$15.25

Income from investment operations:
Investment income, net(†)	0.65		0.70	0.73		0.73	0.70
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.08		1.26	(1.00)		(0.04)	(0.18)
Contributions from Adviser	0		0	0	(a)	0	0

Total from investment operations	1.73		1.96	(0.27)		0.69	0.52

Less dividends and distributions:
Dividends from net investment income	(0.66)		(0.71)	(0.78)		(0.77)	(0.71)
Dividends from net realized gain on investment transactions	(0.09)		(0.08)	0		0	0

Total dividends and distributions	(0.75)		(0.79)	(0.78)		(0.77)	(0.71)

Net asset value, end of period	$16.08		$15.10	$13.93		$14.98	$15.06

Total return (b)	11.76%		14.80%	(1.96	)%*^	4.68%	3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,123,905		$1,026,838	$1,027,646		$1,068,490	$757,802
Average net assets (000 omitted)	$1,105,250		$967,750	$1,085,900		$904,442	$710,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	(c)	0.45%	0.45%		0.45%	0.45%	(c)
Expenses, before waivers/reimbursements	0.54%	(c)	0.54%	0.54%		0.56%	0.58%	(c)
Net investment income	4.19%	(c)	5.05%	4.93%		4.86%	4.68%	(c)
Portfolio turnover rate	105%		75%	99%		219%	511%

(†)	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
(a)	Amount is less than $ .005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2010 Annual Report	25

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind subscription in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability

26	Sanford C. Bernstein Fund II, Inc.

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2010:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$–0–	$356,598,052	$2,788,352	$359,386,404
Governments—Treasuries	–0–	222,698,334	–0–	222,698,334
Mortgage Pass-Thru’s	–0–	189,457,162	–0–	189,457,162
Commercial Mortgage-Backed Securities	–0–	88,804,123	23,457,833	112,261,956
Corporates—Non-Investment Grades	–0–	50,535,386	1,103,229	51,638,615
Agencies	–0–	25,226,163	–0–	25,226,163
CMOs	–0–	14,387,456	7,611,139	21,998,595
Governments—Sovereign Bonds	–0–	17,038,686	–0–	17,038,686
Asset-Backed Securities	–0–	5,164,301	11,784,110	16,948,411
Bank Loans	–0–	–0–	15,779,782	15,779,782
Inflation-Linked Securities	–0–	11,697,247	–0–	11,697,247
Quasi-Sovereigns	–0–	10,102,143	–0–	10,102,143
Governments—Sovereign Agencies	–0–	8,369,428	–0–	8,369,428
Local Governments—Municipal Bonds	–0–	2,903,683	–0–	2,903,683
Preferred Stocks	1,109,640	42,748	–0–	1,152,388
Emerging Markets—Corporate Bonds	–0–	1,039,390	–0–	1,039,390
Supranationals	–0–	17,836	–0–	17,836
Warrants	–0–	–0–	–0–	–0–
Short-Term Investments	51,303,610	–0–	–0–	51,303,610
Total Investments in Securities	52,413,250	1,004,082,138	62,524,445	1,119,019,833
Other Financial Instruments* :
Assets	–0–	–0–	–0–	–0–
Liabilities
Forward Currency Exchange Contracts	–0–	(64,069)	–0–	(64,069)
Total	$52,413,250	$1,004,018,069	$62,524,445	$1,118,955,764

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

2010 Annual Report	27

Notes to Financial Statements (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES
Balance as of 9/30/09	$12,480,303	$4,345,293	$3,320,641
Accrued discounts /premiums	451	64,701	1,507
Realized gain (loss)	127,048	—	1,162
Change in unrealized appreciation/depreciation	(115,116)	2,890,737	152,056
Net purchases (sales)	525,999	11,808,389	(1,326,787)
Transfers in to Level 3	—	4,348,713	—
Transfers out of Level 3	(10,230,333)	—	(1,045,350)

Balance as of 9/30/10	$2,788,352	$23,457,833	$1,103,229

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(11,648)	$2,890,734	$195,300

	CMOS	GOVERNMENTS - SOVEREIGN BONDS	ASSET - BACKED SECURITIES
Balance as of 9/30/09	$8,009,924	$12,778,909	$10,794,042
Accrued discounts /premiums	7,060	—	8,625
Realized gain (loss)	45,197	—	(944,894)
Change in unrealized appreciation/depreciation	1,198,229	—	8,288,894
Net purchases (sales)	(1,649,271)	—	(6,362,557)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	(12,778,909)	—

Balance as of 9/30/10	$7,611,139	$—	$11,784,110

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$1,053,656	$—	$2,506,132

	BANK LOANS	QUASI - SOVEREIGNS	WARRANTS*
Balance as of 9/30/09	$26,949,401	$8,266,850	$—
Accrued discounts /premiums	270,038	3,786	—
Realized gain (loss)	(1,367,201)	226,010	—
Change in unrealized appreciation/depreciation	2,998,132	(60,740)	—
Net purchases (sales)	(13,070,588)	(2,881,056)	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	(5,554,850)	—

Balance as of 9/30/10	$15,779,782	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$963,378	$—	$—

28	Sanford C. Bernstein Fund II, Inc.

TOTAL
Balance as of 9/30/09	$86,945,363
Accrued discounts /premiums	356,168
Realized gain (loss)	(1,912,678)
Change in unrealized appreciation/depreciation	15,352,192
Net purchases (sales)	(12,955,871)
Transfers in to Level 3	4,348,713
Transfers out of Level 3	(29,609,442)

Balance as of 9/30/10	$62,524,445

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$7,597,552

*	The Portfolio held a security with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

2010 Annual Report	29

Notes to Financial Statements (continued)

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss), consent fees, and sale of defaulted securities, is reflected as an adjustment to the components of capital as of September 30, 2010, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	DECREASE (INCREASE) IN DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$2,217,405	$(2,217,405)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

30	Sanford C. Bernstein Fund II, Inc.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. Pursuant to an Expense Limitation Agreement dated March 31, 2005, during the reporting period, the manager waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Manager for additional one-year terms. For the year ended September 30, 2010, the aggregate amount of such fee waiver was $1,010,992.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2010 is as follows:

MARKET VALUE SEPTEMBER 30, 2009 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2010 (000)	DIVIDEND INCOME (000)
$72,203	$598,270	$619,169	$51,304	$87

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2009 through September 30, 2010, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$228,187,381	$346,886,728
U.S. government securities	897,718,274	757,851,578

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$1,071,330,721

Gross unrealized appreciation	$73,185,856
Gross unrealized depreciation	(25,496,744)

Net unrealized appreciation	$47,689,112

2010 Annual Report	31

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not

32	Sanford C. Bernstein Fund II, Inc.

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2010, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

2010 Annual Report	33

Notes to Financial Statements (continued)

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

For the year ended September 30, 2010, the Portfolio did not enter into credit default swap contracts.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At September 30, 2010, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$64,069
Total				$64,069

34	Sanford C. Bernstein Fund II, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$523,581	$575,127
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,122,297	(94,725)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,797,176	(1,592,466)
Total		$3,443,054	$(1,112,064)

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $27,736,998, average monthly original value of futures contracts was $11,936,227 and average monthly notional amount of interest rate swaps was $33,461,538.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2010, the Portfolio earned drop income of $414,402 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year

2010 Annual Report	35

Notes to Financial Statements (continued)

ended September 30, 2010, the average amount of reverse repurchase agreements outstanding was $160,833 and the daily weighted average annualized interest rate was (0.33)%. During the period, the Portfolio received net interest payment from counterparties.

As of September 30, 2010, the Portfolio did not have any reverse repurchase agreements.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$53,389,516	$50,217,041
Net long-term capital gains	-0-	4,987,873

Total distributions paid	$53,389,516	$55,204,914

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$8,916,112	$708,692	$(178,820)	$48,099,677	$57,545,661

(a)	Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2010, the Portfolio deferred to October 1, 2010, post-October currency losses of $178,820.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, and mark to market on futures and forwards contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable, deferred compensation, and book to tax differences on defaulted securities.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $614,071 (32.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has

36	Sanford C. Bernstein Fund II, Inc.

agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy claim was processed by the Adviser.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2010 and September 30, 2009, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Shares sold	23,985,576	20,129,410
Shares issued to shareholders on reinvestment of dividends and distributions	1,733,745	1,889,361
Shares redeemed	(23,850,314)	(27,784,561)

Net increase (decrease) in shares outstanding	1,869,007	(5,765,790)
Shares outstanding at beginning of period	68,005,142	73,770,932

Shares outstanding at end of period	69,874,149	68,005,142

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2010.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers

2010 Annual Report	37

Notes to Financial Statements (continued)

of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Portfolio’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Portfolio’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Portfolio’s financial statements for each of the years ended September 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Portfolio and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE 10.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund II, Inc.

and Shareholders of Intermediate Duration Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the series constituting Sanford C. Bernstein Fund II, Inc.) (the “Fund”), including the schedule of investments, as of September 30, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2009 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated November 25, 2009 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. at September 30, 2010, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2010

2010 Annual Report	39

2010 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2010.

For foreign shareholders, 71.16% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

40	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2010 Annual Report	41

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	43	None
DISINTERESTED DIRECTORS**
Chairman of the Board William H. Foulk, Jr.,†++ 78 (2002)	Investment Adviser and an Independent Consultant prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin,† 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served	95	None

42	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
	as a director or trustee of one or more of the AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.

Michael J. Downey,† 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management. Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy,† 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until 2008 and served as Chairman of the Finance Committee of such company for several years until 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

Nancy P. Jacklin,† 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

2010 Annual Report	43

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years

Garry L. Moody,† 58 (2007)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice-Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	95	None

Marshall C. Turner, Jr.,† 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor) and solar cell substrates since prior to 2005

Earl D. Weiner,† 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task	95	None

44	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, as defined in the “40 Act”, due to his position as Senior Vice President of AllianceBernstein.

++ Member of the Fair Value Pricing Committee.

2010 Annual Report	45

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 48	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2005.

Shawn E. Keegan, 39	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2005.

Alison M. Martier, 53	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2005.

Douglas J. Peebles, 45	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2005.

Greg J. Wilensky, 43	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2005.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2005.

Stephen M. Woetzel, 39	Controller	Vice President of ABIS† with which he has been associated since prior to 2005.

46	Sanford C. Bernstein Fund II, Inc.

* The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Financial Statements or the Shareholder Report

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND	ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3 Also shown below are the Fund’s net assets as of September 30, 2008 and 2009.

CATEGORY	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	PORTFOLIO	09/30/09 NET ASSETS ($MM)	09/30/08 NET ASSETS ($MM)
Low Risk Income	50 bp on 1st $1 billion[4] 45 bp on the balance	Intermediate Duration Institutional Portfolio	$1,024.9	$1,028.2

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO[5] (3/31/09)	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp, the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

5 Annualized.

2010 Annual Report	47

The Following Is Not Part of the Financial Statements or the Shareholder Report (continued)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2009 net assets.

FUND	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,024.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.209%	0.498%[7]

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s effective advisory fees based on September 30, 2009 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.499%	0.499%[6]

6 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7 Note that the Fund has an expense cap of 0.45%, which effectively reduces the Fund’s advisory fees by at least five basis points.

48	Sanford C. Bernstein Fund II, Inc.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth in the table below.8 Also shown are what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund and the Fund’s effective advisory fee based on September 30, 2009 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%[6]

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown is the Fund’s advisory fee, the advisory fee schedule of the sub-advised fund and the effective management fee9 of the sub-advisory relationship based on the Fund’s September 30, 2009 net assets:10

FUND	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED MANAGEMENT FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.216	0.450
		Client #1 Advisory Fee Schedule: Advisory Fee 0.40% on first $4 billion 0.38% on next $4 billion 0.36% thereafter Administrative Fee The sub-advised fund is utilized as an underlying fund for funds-of-funds. There is no administration fee at the underlying fund level.	0.400

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Funds, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Funds and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

8 Note that AVPS was also affected by the settlement between the Adviser and the NYAG.

9 Management fees includes advisory fees and administration fees.

10 In all cases, the sub-adviser is paid by the fund’s adviser.

2010 Annual Report	49

The Following Is Not Part of the Financial Statements or the Shareholder Report (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.12 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.499	0.514	9/18

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.533	5/18	0.546	25/91

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.16

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the effective management fee.

14 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16 Note that the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

50	Sanford C. Bernstein Fund II, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2009.22

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	7.27	7.45	7.27	10/18	70/133
3 year	5.08	5.52	5.08	12/17	62/104
5 year	4.36	4.77	4.36	11/16	48/86

17 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18 The Deli study was originally published in 2002 based on 1997 data.

19 The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

2010 Annual Report	51

The Following Is Not Part of the Financial Statements or the Shareholder Report (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark for the period ending July 31, 2009. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	PERIODS ENDING JULY 31, 2009 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	7.30	5.09	4.37	4.82	4.79	0.26	5
Barclays Capital Aggregate Bond Index	7.85	6.52	5.14	5.44	3.63	0.54	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

23 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0910

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms KPMG LLP in 2009 and Ernst & Young LLP in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Inst. Port	2009	$34,179	$—	$7,800
	2010	$57,500	$—	$14,935

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Inst Port	2009	$192,049	$7,800
			$—
			$(7,800)
	2010	$71,889	$14,935
			$—
			$(14,935)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date:	November 26, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2010